FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 2000-1, on February 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.25) February 25, 2003 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   March 18, 2003                       By: /S/Joseph Jurkowski Jr.
                                                    Joseph Jurkowski Jr.
                                                 Vice President/Asst.Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.25)           February 25, 2003 - Information on
                       Distribution to Certificateholders




              February 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.25
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1





             Principal Amt.
               Outstanding                                                                           Ending         Cumulative
Certificate     Prior to        Interest      Interest        Principal           Total           Certificate        Realized
   Class      Distribution        Rate      Distribution     Distribution      Distribution         Balance           Losses
IA1           $65,988,592.60        4.2952%   $235,968.26     $3,474,341.84     $3,710,310.10      $62,514,250.76        0.00
IAIO                        0       0.9200%      50,542.57                 0       $50,542.57               $0.00        0.00
IB1              4,757,664.88       5.2152%      20,656.95         13,387.61       $34,044.56       $4,744,277.27        0.00
IB2                984,367.01       5.2152%       4,273.94          2,769.91        $7,043.85         $981,597.10        0.00
IB3                738,251.90       5.2152%       3,205.36          2,077.37        $5,282.73         $736,174.53        0.00
IB4                328,153.48       5.2152%       1,424.79            923.39        $2,348.18         $327,230.09        0.00
IB5                246,021.67       5.2152%       1,068.18            692.28        $1,760.46         $245,329.39        0.00
IB6                564,265.30       5.2152%       2,449.94          1,587.79        $4,037.73         $562,677.51  177,726.62
IIA1            13,473,663.91       7.1091%      79,744.01        802,723.31      $882,467.32      $12,670,940.60        0.00
IIB1             1,611,136.05       7.1091%       9,535.53         95,986.99      $105,522.52       $1,515,149.06        0.00
IIB2               994,117.20       7.1091%       5,883.69         59,226.73       $65,110.42         $934,890.47        0.00
IIB3               514,163.63       7.1091%       3,043.08         30,632.43       $33,675.51         $483,531.20        0.00
IIB4               308,509.43       7.1091%       1,825.91         18,380.13       $20,206.04         $290,129.30        0.00
IIB5               102,855.23       7.1091%         608.75          6,127.83        $6,736.58          $96,727.40        0.00
IIB6               239,983.74       7.1091%       1,420.34         14,297.56       $15,717.90         $225,686.18        0.00
IIIA1           26,842,134.37       7.0028%     156,491.81      2,256,673.24    $2,413,165.05      $24,585,461.13        0.00
IIIB1            2,978,199.41       7.0028%      17,363.15        250,383.33      $267,746.48       $2,727,816.09        0.00
IIIB2            1,489,136.42       7.0028%       8,681.79        125,194.75      $133,876.54       $1,363,941.67        0.00
IIIB3              661,813.93       7.0028%       3,858.42         55,640.05       $59,498.47         $606,173.88        0.00
IIIB4              386,015.29       7.0028%       2,250.50         32,453.10       $34,703.60         $353,562.10        0.00
IIIB5              165,508.55       7.0028%         964.93         13,914.64       $14,879.57         $151,593.91        0.00
IIIB6              355,802.87       7.0028%       2,074.36         29,913.08       $31,987.44         $325,889.80   30,279.84
RI                          0       8.3149%              0                 0            $0.00               $0.00        0.00
RII                         0       8.3149%              0                 0            $0.00               $0.00        0.00

             $123,730,356.87                   $613,336.26     $7,287,327.36    $7,900,663.62     $116,443,029.53  208,006.49


